Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011


                              THE MONTGOMERY FUNDS

                     Supplement dated March 30, 2000 to the
                       Prospectus dated December 31, 1999

For Shareholders in the Montgomery Growth 20 Portfolio only:

On April 5, 2000, the Montgomery Growth 20 Portfolio will change its name to the Montgomery U.S. Select 20 Portfolio. This name change will have no effect on the objective or strategies of the Fund. Also effective April 5, 2000, Roger Honour and Kathryn Peters will no longer be part of the Fund's management team; Andrew Pratt will be the sole portfolio manager for the Fund.